                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 22, 1998
                                                --------------------------------

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Florida                       0-12945                     59-2313852
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois        60606-2607
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (312) 207-0020
                                                   -----------------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                     This document consists of 62 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

First Capital Lansing Properties Limited Partnership, which is indirectly 50% owned by First Capital Institutional Real Estate, Ltd. - 2, (the "Registrant"), sold its interest in the real property commonly known as Holiday Office Park North and South ("Holiday"), located in Lansing, Michigan to Lansing Mark L.L.C., a Michigan Limited Liability Company (the "Purchaser").

The closing of this transaction occurred on September 22, 1998. Holiday was sold for $13,500,000 in cash to an unrelated party pursuant to arm's-length negotiations. The Registrant's share of Sale Proceeds approximated $6,500,000, which was net of actual and estimated closing expenses. For the quarter ending September 30, 1998, the Registrant will record a net gain for financial reporting purposes of approximately $1,550,000 from this transaction. The Registrant will distribute substantially all of the Sale Proceeds on February 28, 1999 to Limited Partners of record as of September 22, 1998.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

          (page 5)  Pro Forma Financial Information

          Exhibits
          2.1 (page 10) Closing Statement, dated September 22, 1998, between the Registrant and the Purchaser.

          2.2 (page 21) Contract for Purchase of Real Property, executed in August 1998 between the Registrant and the Purchaser.

     No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                              By: FIRST CAPITAL FINANCIAL CORPORATION
                                    As General Partner

October 6, 1998               By:      /s/ NORMAN M. FIELD
---------------               ---------------------------------------
     (Date)                                NORMAN M. FIELD
                              Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sales of Holiday and the Ellis Building ("Ellis") (sold in August 1998) had occurred on June 30, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1998 has been presented as if the sale of Holiday, as well as the sales of Ellis and Marketplace at Rivergate Shopping Center ("Rivergate") (sold in March 1998) had occurred on December 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1997 has been presented as if the sales of Holiday, Ellis, Rivergate and the four properties sold in 1997 (Foxhall Square Office Building, Banana River Shopping Center, 12621 Featherwood Office Building and Lakewood Square) had occurred on December 31, 1996. The properties sold in 1997, Ellis and Rivergate are hereafter collectively referred to as the "Sold Properties". In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Holiday and the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1996 and 1997 and June 30, 1998, nor do they purport to represent the results of operations of the Registrant for any future periods.

                                         FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                                                      PRO FORMA BALANCE SHEET
                                                            (Unaudited)

                                               (All dollars rounded to nearest 00s)

                                                              ASSETS

                                                                       June 30, 1998
                                               --------------------------------------------------------------
                                                                                    Sold
                                                                  Holiday        Properties       Pro Forma
                                                   Balance       Pro Forma        Pro Forma        Balance
                                                    Sheet       Adjustments      Adjustments        Sheet
                                               ------------     -----------      -----------     ------------

Investment in commercial rental property:
  Land                                         $    860,000     $                $  (860,000)    $
  Buildings and improvements                      5,467,700                       (5,467,700)
                                               ------------     -----------      -----------     ------------
                                                  6,327,700                       (6,327,700)
  Accumulated depreciation and amortization      (2,557,300)                       2,557,300
                                               ------------     -----------      -----------     ------------
  Total investment property, net of
    accumulated depreciation and amortization     3,770,400                       (3,770,400)

Cash and cash equivalents                        12,476,400       6,500,000        6,584,300     $ 25,560,700
Investment in debt securities                     1,504,300                                         1,504,300
Restricted cash                                      50,000                          (50,000)
Rents receivable                                    105,600                            5,600          111,200
Investment in joint venture                       5,017,800      (5,017,800)
Other assets                                         29,000                          (16,700)          12,300
                                               ------------     -----------      -----------     ------------
                                               $ 22,953,500     $ 1,482,200      $ 2,752,800     $ 27,188,500
                                               ============     ===========      ===========     ============
         LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses        $    225,700     $                $  (131,400)    $     94,300
  Due to Affiliates                                  40,100                                            40,100
  Security deposits                                  20,400                          (20,400)
  Distributions payable                           8,343,500       6,499,700        6,672,900       21,516,100
  Other liabilities                                   2,600                                             2,600
                                               ------------     -----------      -----------     ------------
                                                  8,632,300       6,499,700        6,521,100       21,653,100
                                               ------------     -----------      -----------     ------------
Partners' capital:
  General Partner                                    29,000          15,500           29,500           74,000
  Limited Partners (84,886 Units issued
    and outstanding)                             14,292,200      (5,033,000)      (3,797,800)       5,461,400
                                               ------------     -----------      -----------     ------------
                                                 14,321,200      (5,017,500)      (3,768,300)       5,535,400
                                               ------------     -----------      -----------     ------------
                                               $ 22,953,500     $ 1,482,200      $ 2,752,800     $ 27,188,500
                                               ============     ===========      ===========     ============

              The accompanying notes are an integral part of the pro forma financial statements

                                    Page 6

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                             Six Months Ended June 30, 1998
                                                --------------------------------------------------------
                                                                                 Sold        Pro Forma
                                                Statement of     Holiday      Properties    Statement of
                                                 Income and     Pro Forma      Pro Forma     Income and
                                                  Expenses     Adjustments    Adjustments     Expenses
                                                ------------   -----------    -----------   ------------
Income:
  Rental                                        $  859,200     $              $  (859,200)   $
  Interest                                         408,300                        (24,600)       383,700
  Gain on sale of property                       1,639,300                     (1,639,300)
                                                ----------     -----------    -----------    -----------
                                                 2,906,800                     (2,523,100)       383,700
                                                ----------     -----------    -----------    -----------
Expenses:
  Depreciation and amortization                    160,000                       (160,000)
  Property operating:
    Affiliates                                      46,500                        (46,500)
    Nonaffiliates                                  138,000                       (138,000)
  Real estate taxes                                 47,200                        (47,200)
  Insurance - Affiliate                              6,000                         (6,000)
  Repairs and maintenance                           81,900                        (81,900)
  General and administrative:
    Affiliates                                      17,700                                        17,700
    Nonaffiliates                                   98,800                                        98,800
                                                ----------     -----------    -----------    -----------
                                                   596,100                       (479,600)       116,500
                                                ----------     -----------    -----------    -----------
Income before income from participation
  in joint venture and state income tax expense  2,310,700               0     (2,043,500)       267,200

Income from participation in joint venture         170,900        (170,900)
                                                ----------     -----------    -----------    -----------
Income before state income tax expense           2,481,600        (170,900)    (2,043,500)       267,200

State income tax expense                           171,200                       (171,200)
                                                ----------     -----------    -----------    -----------
Net income                                      $2,310,400     $  (170,900)   $(1,872,300)   $   267,200
                                                ==========     ===========    ===========    ===========
Net income allocated to General Partner         $  132,800     $   (15,400)   $   (90,700)   $    26,700
                                                ==========     ===========    ===========    ===========
Net income allocated to Limited Partners        $2,177,600     $  (155,500)   $(1,781,600)   $   240,500
                                                ==========     ===========    ===========    ===========
Net income allocated to Limited
  Partners per Unit (84,886 Units
  outstanding)                                  $    25.65     $     (1.83)   $    (20.99)   $      2.83
                                                ==========     ===========    ===========    ===========


    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                        Year Ended December 31, 1997
                                           ------------------------------------------------------
                                                                           Sold        Pro Forma
                                                            Holiday     Properties   Statement of
                                           Statement of    Pro Forma    Pro Forma      Income and
                                            Income and    Adjustments  Adjustments      Expenses
                                             Expenses     (Unaudited)  (Unaudited)     (Unaudited)
                                           ------------  -----------   -----------   ------------
Income:
  Rental                                   $  4,724,600  $             $(4,724,600)  $
  Interest                                      663,200                    (11,100)       652,100
  Net gain on sales of property               1,461,300                 (1,461,300)
                                           ------------  -----------   -----------   ------------

                                              6,849,100                 (6,197,000)       652,100
                                           ------------  -----------   -----------   ------------
Expenses:
  Depreciation and amortization                 968,200                   (968,200)
  Property operating:
    Affiliates                                  244,300                   (244,300)
    Nonaffiliates                               793,600                   (793,600)
  Real estate taxes                             415,700                   (415,700)
  Insurance - Affiliate                          47,600                    (47,600)
  Repairs and maintenance                       514,500                   (514,500)
  General and administrative:
    Affiliates                                   37,100                                    37,100
    Nonaffiliates                               206,800                                   206,800
                                           ------------  -----------   -----------   ------------

                                              3,227,800                 (2,983,900)       243,900
                                           ------------  -----------   -----------   ------------

Income before income from participation
  in joint venture                            3,621,300            0    (3,213,100)       408,200

Income from participation in joint venture      423,600     (423,600)
                                           ------------  -----------   -----------   ------------

Net income                                 $  4,044,900  $  (423,600)  $(3,213,100)  $    408,200
                                           ============  ===========   ===========   ============

Net income allocated to General Partner    $    381,300  $   (72,000)  $  (268,500)  $     40,800
                                           ============  ===========   ===========   ============

Net income allocated to Limited Partners   $  3,663,600  $  (351,600)  $(2,944,600)  $    367,400
                                           ============  ===========   ===========   ============

Net income allocated to Limited
  Partners per Unit (84,886 Units
  outstanding)                             $      43.16  $     (4.14)  $    (34.69)  $       4.33
                                           ============  ===========   ===========   ============



         The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1)  For the purpose of the Pro Forma Balance Sheet:

    a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, restricted cash, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of June 30, 1998 to reflect the sale of the Registrant's interest in Ellis. The account for investment in joint venture has been adjusted as of June 30, 1998 to reflect the sale of the Registrant's interest in Holiday.

    b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchasers of Holiday and Ellis.

    c) Distributions payable has been adjusted to reflect the amount of the special distributions of Sale Proceeds of Holiday and Ellis to Limited Partners as if such special distributions had been declared as of June 30, 1998.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1998 and for the year ended December 31, 1997, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Holiday and the Sold Properties.